                                                                  CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   _________________________________________

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 9, 1997

                             WHIRLPOOL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-3932                  38-1490038
----------------------------  ------------------------  ------------------------
(State or other jurisdiction      (Commision File           (I.R.S. Employer
       of incorporation)              number)              Identification No.)



       2000 M63 North, Benton Harbor, Michigan                 49022-2692
      -------------------------------------------------------------------
      (Address of principal executive officers)                (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code
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Item 5.   Other Events
          ------------

     On December 9, 1997, the registrant announced the resignation of John P. Cunningham, its executive vice president and chief financial officer. Ralph F. Hake, currently senior executive vice president of operations, has been named senior executive vice president and chief financial officer, succeeding Cunningham.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

     Copy of December 9, 1997 press release covering the Company's recent announcement of the resignation of John P. Cunningham and naming Ralph F. Hake as his successor.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: December 10, 1997             By:  /s/  Daniel F. Hopp
                                       --------------------------------
                                 Name: Daniel F. Hopp
                                 Title: Vice President, General
                                        Counsel and Secretary